UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report and of earliest event reported: December 31, 2014

On Track Innovations Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel
(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel	1210001
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On Track Innovations Ltd. (the “Company”), held its annual general meeting of shareholders on December 31, 2014.  The final voting results are set forth below.

Shareholders voted on the following proposal:

Proposal No. 1 - Re-appointment of the Company's independent registered public accounting firm

The shareholders re-appointed Somech Chaikin, a member of KPMG International as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and authorized the Company's board of directors, upon the recommendation of the Company’s audit committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services.

This proposal received the following votes:
For	Against	Abstain	Broker Non-Votes

25,911,036	134,739	570,086	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: December 31, 2014	By:	/s/ Ofer Tziperman
Name: Ofer Tziperman
Title: Chief Executive Officer